Exhibit 23.3

Brian D. Ball, Professional Engineer

The Mosaic Company

101 East Kennedy BLVD, Suite 2500

Tampa FL 33602

CONSENT OF QUALIFIED PERSON

To: The Mosaic Company (the “Company”)

Re: Registration Statement on Form S-3 of the Company

I, Brian Ball, am an author of the report titled “SEC S-K 1300 Technical Report Summary – Florida Phosphate Mining” effective December 31, 2022 (the “Expert Report”) originally prepared for The Mosaic Company.

I understand that the Company wishes to make reference to my name and the Expert Report in the Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto or the documents incorporated by reference therein (collectively, the “Form S-3”). I further understand that the Company wishes to use extracts and/or information from the Expert Report in the Form S-3. I have been provided with a copy of the Form S-3 and have reviewed the proposed disclosure identified above.

Accordingly, in respect of the Form S-3, I hereby consent to:

•

the use of, and references to, my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission);

•	the use of, and references to, the Expert Report in the Form S-3; and

•

the use, in the Form S-3, of any quotation from, or summarization of, or extracts and information from the Expert Report, or portions thereof, that were prepared by me, that I supervised the preparation of and/or that I have reviewed and approved.

Dated: October 30, 2025

/s/ Brian D. Ball
Brian D. Ball, Professional Engineer
Florida Board of Professional Engineers, License #75165

Gonglun Chen, Ph.D., Professional Engineer

The Mosaic Company

101 East Kennedy BLVD, Suite 2500

Tampa FL 33602

CONSENT OF QUALIFIED PERSON

To: The Mosaic Company (the “Company”)

Re: Registration Statement on Form S-3 of the Company

I, Gonglun Chen, am an author of the report titled “SEC S-K 1300 Technical Report Summary – Florida Phosphate Mining” effective December 31, 2022 (the “Expert Report”) originally prepared for The Mosaic Company.

I understand that the Company wishes to make reference to my name and the Expert Report in the Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto or the documents incorporated by reference therein (collectively, the “Form S-3”). I further understand that the Company wishes to use extracts and/or information from the Expert Report in the Form S-3. I have been provided with a copy of the Form S-3 and have reviewed the proposed disclosure identified above.

Accordingly, in respect of the Form S-3, I hereby consent to:

•

the use of, and references to, my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission);

•	the use of, and references to, the Expert Report in the Form S-3; and

•

the use, in the Form S-3, of any quotation from, or summarization of, or extracts and information from the Expert Report, or portions thereof, that were prepared by me, that I supervised the preparation of and/or that I have reviewed and approved.

Dated: October 29, 2025

/s/ Gonlun Chen
Gonglun Chen, Ph.D.
Professional Engineer, Florida Mining License #73937

Kevin D. Farmer, Professional Geologist

The Mosaic Company

101 East Kennedy BLVD, Suite 2500

Tampa FL 33602

CONSENT OF QUALIFIED PERSON

To: The Mosaic Company (the “Company”)

Re: Registration Statement on Form S-3 of the Company

I, Kevin Farmer, am an author of the report titled “SEC S-K 1300 Technical Report Summary – Florida Phosphate Mining” effective December 31, 2022 (the “Expert Report”) originally prepared for The Mosaic Company.

I understand that the Company wishes to make reference to my name and the Expert Report in the Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto or the documents incorporated by reference therein (collectively, the “Form S-3”). I further understand that the Company wishes to use extracts and/or information from the Expert Report in the Form S-3. I have been provided with a copy of the Form S-3 and have reviewed the proposed disclosure identified above.

Accordingly, in respect of the Form S-3, I hereby consent to:

•

the use of, and references to, my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission);

•	the use of, and references to, the Expert Report in the Form S-3; and

•

the use, in the Form S-3, of any quotation from, or summarization of, or extracts and information from the Expert Report, or portions thereof, that were prepared by me, that I supervised the preparation of and/or that I have reviewed and approved.

Dated: October 28, 2025

/s/ Kevin D. Farmer
Kevin D. Farmer
Professional Geologist, State of Florida (PG-2735)

Registered Member of the Society for Mining, Metallurgy & Exploration (Member #4207068)

Bethany Niec, Professional Engineer

The Mosaic Company

101 East Kennedy BLVD, Suite 2500

Tampa FL 33602

CONSENT OF QUALIFIED PERSON

To: The Mosaic Company (the “Company”)

Re: Registration Statement on Form S-3 of the Company

I, Bethany Niec, am an author of the report titled “SEC S-K 1300 Technical Report Summary – Florida Phosphate Mining” effective December 31, 2022 (the “Expert Report”) originally prepared for The Mosaic Company.

I understand that the Company wishes to make reference to my name and the Expert Report in the Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto or the documents incorporated by reference therein (collectively, the “Form S-3”). I further understand that the Company wishes to use extracts and/or information from the Expert Report in the Form S-3. I have been provided with a copy of the Form S-3 and have reviewed the proposed disclosure identified above.

Accordingly, in respect of the Form S-3, I hereby consent to:

•

the use of, and references to, my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission);

•	the use of, and references to, the Expert Report in the Form S-3; and

•

the use, in the Form S-3, of any quotation from, or summarization of, or extracts and information from the Expert Report, or portions thereof, that were prepared by me, that I supervised the preparation of and/or that I have reviewed and approved.

Dated: October 28, 2025

/s/ Bethany Niec
Bethany Niec

Professional Engineer, Florida Board of Professional Engineers, License #68437

Robert Tyler Wright, Professional Engineer

The Mosaic Company

101 East Kennedy BLVD, Suite 2500

Tampa FL 33602

CONSENT OF QUALIFIED PERSON

To: The Mosaic Company (the “Company”)

Re: Registration Statement on Form S-3 of the Company

I, Robert Wright, am an author of the report titled “SEC S-K 1300 Technical Report Summary – Florida Phosphate Mining” effective December 31, 2022 (the “Expert Report”) originally prepared for The Mosaic Company.

I understand that the Company wishes to make reference to my name and the Expert Report in the Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto or the documents incorporated by reference therein (collectively, the “Form S-3”). I further understand that the Company wishes to use extracts and/or information from the Expert Report in the Form S-3. I have been provided with a copy of the Form S-3 and have reviewed the proposed disclosure identified above.

Accordingly, in respect of the Form S-3, I hereby consent to:

•

the use of, and references to, my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission);

•	the use of, and references to, the Expert Report in the Form S-3; and

•

the use, in the Form S-3, of any quotation from, or summarization of, or extracts and information from the Expert Report, or portions thereof, that were prepared by me, that I supervised the preparation of and/or that I have reviewed and approved.

Dated: October 28, 2025

/s/ Robert Tyler Wright
Robert Tyler Wright
Professional Engineer, State of Florida, License #78507

Scott Wuitschick, Professional Engineer

The Mosaic Company

101 East Kennedy BLVD, Suite 2500

Tampa FL 33602

CONSENT OF QUALIFIED PERSON

To: The Mosaic Company (the “Company”)

Re: Registration Statement on Form S-3 of the Company

I, Scott Wuitschick, am an author of the report titled “SEC S-K 1300 Technical Report Summary –Florida Phosphate Mining” effective December 31, 2022 (the “Expert Report”) originally prepared for The Mosaic Company.

I understand that the Company wishes to make reference to my name and the Expert Report in the Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto or the documents incorporated by reference therein (collectively, the “Form S-3”). I further understand that the Company wishes to use extracts and/or information from the Expert Report in the Form S-3. I have been provided with a copy of the Form S-3 and have reviewed the proposed disclosure identified above.

Accordingly, in respect of the Form S-3, I hereby consent to:

•

the use of, and references to, my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission);

•	the use of, and references to, the Expert Report in the Form S-3; and

•

the use, in the Form S-3, of any quotation from, or summarization of, or extracts and information from the Expert Report, or portions thereof, that were prepared by me, that I supervised the preparation of and/or that I have reviewed and approved.

Dated: October 30, 2025

/s/ Scott Wuitschick
Scott Wuitschick
Professional Engineer, State of Florida, License #54648